SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                              FORM 8-K/A



                             Current Report



             Filed pursuant to Section 12, 13, or 15(d) of the
                       Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)  July 18, 1997



                         INTELLIGENT ELECTRONICS, INC.
                         -----------------------------
                 (Exact name of issuer as specified in charter)


       PENNSYLVANIA                0-15991                   23-2208404
(State or Other Jurisdiction      Commission              (I.R.S. Employer
    of Incorporation or           file number               Identification
        Organization)                                            Number)



               411 Eagleview Boulevard, Exton, Pennsylvania 19341
                    (Address of principal executive offices)


                                (610) 458-5500
               (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits
     --------


     10.2 Amended and Restated Volume Purchase Agreement dated July 18, 1997 between XLSource, Inc. (a wholly-owned subsidiary of the Company) and Ingram Micro Inc. **




__________________________________________________

** Portions of this Agreement have been omitted pursuant to a request for confidential treatment.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTELLIGENT ELECTRONICS, INC.



Date:  January 20, 1998            By: /s/ Eugene E. Marinelli, Jr.
                                       Eugene E. Marinelli, Jr.,
                                       Vice President and
                                       Chief Financial Officer